                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /x/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     /x/ Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     / / Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            WASATCH ADVISORS FUNDS
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

     /x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

May   , 1996


Dear Shareholder:

We are very excited to present the enclosed proxy to you requesting your approval on amendments that we believe will enhance the Income Fund as an investment vehicle.

The Board of Directors of Wasatch Funds has unanimously and enthusiastically approved, and asks that you approve, the changes detailed in the enclosed Proxy Statement, including:

1. that Wasatch Advisors (the Adviser) be authorized to hire Hoisington Investment Management Company (Hoisington) as Sub-Adviser to the Fund; and
2. that the investment objectives of the Fund be modified. The Fund's Prospectus currently provides that the "Income Fund's primary investment objective is to receive current income at low risk by investing in fixed income securities. The secondary objective is capital appreciation." It is proposed that the language be modified to provide that "The primary investment objective of the Fund is to provide a real rate of return over a market cycle by investing in U.S. treasury securities with an emphasis on both income and capital appreciation."

The Board of Directors feels strongly that adopting the proposed changes will make the Fund a better vehicle for investors desiring income and capital appreciation. At the time of inception, the Income Fund was the only Wasatch investment choice offering current income. Now, the Wasatch family of funds provides for investments in a money market fund (the Northern U.S. Government Money Market Fund) for investors desiring only current income at low risk.

Upon your approval of the sub-advisory agreement, Hoisington will take over the day-to-day investment decisions for the Income Fund while Wasatch will retain responsibility for monitoring compliance with the investment policies and restrictions of the Fund.

We feel strongly that the association between Wasatch and Hoisington will be advantageous for shareholders. First, Hoisington is an experienced money manager specializing in investments in high-quality fixed income securities. The firm manages $2.8 billion in assets for a distinguished list of institutional clients and requires a minimum account size of $10 million. The sub-advisory agreement between Wasatch and Hoisington will create an opportunity for mutual fund investors to access the expertise of this premier fixed income manager. Second, just as Wasatch's research analysts follow a strict discipline for investing in companies, Hoisington's investment professionals have a focused strategy for investing in fixed income securities. Also similar to Wasatch, Hoisington takes a long-term approach to investing and is committed to building lasting relationships with clients. Finally, upon approval of the proposals, the total annual expense ratio for the Fund will be lowered from 1% to 0.75%.

If approved, the Income Fund will be renamed "Wasatch-Hoisington U.S. Treasury Fund." As the name implies, the Fund will invest primarily in high-quality U.S. treasury securities. This strategy means that Fund shareholders will be exposed to minimal credit risk. The Fund may take full advantage of the entire range of maturities offered, from less than a year to a maximum of 30 years. Hoisington believes the decision regarding the maturity of the portfolio is the key to getting favorable returns for investors. Please read Exhibit C of the proxy statement, the proposed prospectus language, for a discussion of investment objectives and risks.

We ask that you please review the enclosed Proxy Statement and complete and mail your proxy as soon as possible. If you have any questions about the proposed changes, please call us at (800) 381-1065. We appreciate the association we enjoy with Fund shareholders and look forward to strengthening our relationship with you.

Sincerely,




Samuel S. Stewart, Jr.
President

                                                                    20/96
                               [PRELIMINARY COPY]

                              WASATCH INCOME FUND
                        a Series of Wasatch Funds, Inc.
                        68 South Main Street, Suite 400
                           Salt Lake City, Utah 84101


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 21, 1996

         NOTICE IS HEREBY GIVEN that the special meeting of shareholders of the Wasatch Income Fund, (the "Fund"), a series of Wasatch Funds, Inc. (the "Company"), will be held at ___________ 3:00 p.m., Mountain Time, on Friday, June 21, 1996, at 68 South Main Street, Suite 400, Salt Lake City, Utah. The purposes of the meeting are as follows:

       1. To vote on an amendment to the Advisory and Service Contract between the Fund and Wasatch Advisors, Inc. (the "Adviser") authorizing the Adviser to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund.

       2. To vote on a sub-advisory agreement between the Adviser and Hoisington Investment Management Company ("Hoisington") pursuant to which Hoisington would direct the investment of the Fund's assets and be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets.

       3. To vote on a proposed modification to the investment objectives of the Fund.

       4. To vote on a proposed amendment to the Fund's fundamental investment restrictions to allow it to lend portfolio securities.

       5. To vote on such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Shareholders of record on May 15, 1996, are the only persons entitled to notice of and to vote at the meeting.

    Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUND FURTHER SOLICITATION EXPENSE. No postage necessary if mailed in the United States.



                 Samuel S. Stewart, Jr., President

                                              Dated:  May            , 1996
                                                          ----------

                               [PRELIMINARY COPY]

                                PROXY STATEMENT


                              WASATCH INCOME FUND
                        a Series of Wasatch Funds, Inc.
                        68 South Main Street, Suite 400
                           Salt Lake City, Utah 84101


                SPECIAL MEETING OF SHAREHOLDERS -- JUNE 21, 1996

    The enclosed proxy is solicited by the Board of Directors of Wasatch Funds, Inc. (the "Company") in connection with a special meeting of shareholders of the Wasatch Income Fund (the "Fund"), a series of the Company, to be held June 21, 1996, and any adjournments or postponements thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be paid by the Adviser, and it is expected that such mailing will take place on or about June ______ , 1996. In addition to solicitations by mail, representatives of Wasatch Advisors, Inc. (the "Adviser"), the investment adviser and manager of the Fund, and the Company may, without extra remuneration, solicit proxies on behalf of the management of the Fund by means of mail, telephone or personal interviews.

    A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or at the meeting prior to the voting. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. Abstentions may be specified on all proposals and abstentions (including broker non-votes, if any) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted but will not be counted as a vote "for" or "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "discretionary," then brokers who hold Fund shares in street name for customers are authorized to vote on such proposal on behalf of their customers with or without specific voting instructions from such customers. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to vote upon such matters according to their best judgment.

    If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

         Only shareholders of record on May 15, 1996 may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding ________________________________________ common shares, $.001 par value, of the Fund. Common shares represent the only class of securities of the Fund. Each shareholder of the Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to appraisal rights.

         The Fund's annual report for the fiscal year ended September 30, 1995 and semi-annual report for the fiscal period ended March 31, 1996, including financial statements, were previously mailed to shareholders. If you have not received these reports or would like to receive another copy, please contact the Fund at P.O. Box 2172, Milwaukee, Wisconsin 53201-2172, or call 800-551-1700 and one will be sent, without charge, by first-class mail within three business days of your request.

         To the knowledge of Fund management, the following were the owners (beneficially or of record) of more than 5% of the outstanding shares of the Fund as of May 15, 1996:

                 Percentage                               Number
        Name     Ownership                                of Shares
        -----    ----------                               ---------
         Charles Schwab & Company                         27.39%156,660.598

         Attn:  Mutual Funds Department
         101 Montgomery Street
         San Francisco, CA  94104-4122

         UMB Bank, n.a., Trustee                           12.39%70,833.426

         Ray R. Christensen IRA Rollover
         175 South West Temple, Suite 510
         Salt Lake City, UT  84101-1422

         UMB Bank, n.a., Trustee                           6.20%35,465.094

         Dr. Jaime Mosquera IRA
         Box 1504, HCR-3
         Rocky Mount, MO  65072



                                  PROPOSAL ONE
                  APPROVAL OF AN AMENDMENT TO THE ADVISORY AND
                     SERVICE CONTRACT BETWEEN THE FUND AND
                             WASATCH ADVISORS, INC.

The Proposed Amendment

         The Company's Board of Directors has approved, and recommends that shareholders approve, an amendment (the "Amendment") to the Advisory and Service Contract dated December 4, 1986 (the "Advisory Contract") between the Company, on behalf of the Fund, and Wasatch Advisors, Inc. (the "Adviser").
The Amendment authorizes the Adviser, at its option and expense, to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund. The Amendment is being proposed because the Adviser and the Company's Board of Directors believe that the Fund's investment performance would likely be enhanced if a sub-adviser specializing in fixed income management could be engaged and that Fund marketing might also be enhanced if a sub-adviser with an excellent reputation for fixed income management were retained. A copy of the Amendment is attached as Exhibit A to the Proxy Statement. The Amendment provides that the Adviser shall be responsible for monitoring compliance by any sub-adviser it retains with the investment policies and restrictions of the Fund and with any other limitations or directions prescribed by the Board of Directors. The Amendment further provides that any appointment of a sub-adviser will in no way limit or diminish the Adviser's obligations and responsibilities under the Advisory Agreement.

         The Amendment does not change the rate of the advisory fee payable by the Fund. The Adviser would continue to receive compensation (paid monthly) at the current annual rate of 0.50% of the Fund's average daily net assets. A sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Hoisington Investment Management Company ("Hoisington") is also being presented for shareholder approval. See "Proposal Two -- Approval of a Sub-Advisory Agreement Between Wasatch Advisors, Inc. and Hoisington Investment Management Company." If the proposed Sub-Advisory Agreement is approved by shareholders, the Adviser will pay the Sub-Adviser a monthly management fee computed at the annual rate of .02% of the Fund's average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Adviser receives from the Fund under the Advisory Contract as long as and whenever the Fund has net assets of $20 million or more. The Adviser will retain the remainder of the advisory fee paid under the Advisory Contract.

         The Adviser has voluntarily agreed to limit the total expenses of the Fund to .75% of the Funds' average net assets computed on a daily basis following the approval and effectiveness of proposals one, two and three as set forth in this Proxy Statement. The Adviser will maintain such expense limitation at least through _____________, 19__.

         The Amendment was approved by the Board of Directors at a meeting held May 17, 1996, subject to the approval of the shareholders of the Fund. A discussion of the factors considered by the Company's Board of Directors in approving the Amendment and the Sub-Advisory Agreement is set forth below under "Proposal Two -- Approval of a Sub-Advisory Agreement Between Wasatch Advisors, Inc. and Hoisington Investment Management Company."

GENERAL INFORMATION CONCERNING THE ADVISORY CONTRACT

         The Advisory Contract was approved by the Fund's initial shareholders at inception in 1986 and has not been submitted to shareholders since that time. The contract was last approved by the Company's Board of Directors, including the disinterested directors, on December 8, 1995. Pursuant to the Advisory Contract, the Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Adviser furnishes at its own expense office facilities and simple business equipment. In addition, the Adviser pays the salaries and fees of any officers of the Adviser serving as officers or directors of the Fund. Under the Advisory Contract, the Fund pays the Adviser an advisory fee calculated and paid monthly at the per annum rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended September 30, 1995, the Fund paid $16,871 in advisory fees to the Adviser and the Adviser waived an additional $19,946 in advisory fees which would otherwise have been payable.

         The Advisory Contract will terminate automatically in the event of its assignment. In addition, the Advisory Contract is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Fund. The Advisory Contract shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the outstanding voting securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Contract, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

VOTE REQUIRED

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED AMENDMENT TO THE ADVISORY CONTRACT. Adoption of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund (i.e., a "supra-majority" vote). Unless otherwise instructed, the proxies will vote for the approval of the proposed Amendment.


                                  PROPOSAL TWO
                      APPROVAL OF A SUB-ADVISORY AGREEMENT
                       BETWEEN WASATCH ADVISORS, INC. AND
                    HOISINGTON INVESTMENT MANAGEMENT COMPANY

THE PROPOSED SUB-ADVISORY AGREEMENT

         Following the Adviser's decision to recommend hiring a sub-adviser, the Adviser presented the Sub-Advisory Agreement to the Company's Board of Directors for its approval. The Board has approved, and recommends that shareholders of the Fund approve, the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the Sub-Advisory Agreement.

         Under the terms of the Sub-Advisory Agreement, and subject to the supervision of the Adviser, Hoisington will direct the investment of the Fund's assets and will be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets and resources. Hoisington will make all determinations with respect to the investment of the assets of the Fund and will take all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of the Fund.

         The Sub-Advisory Agreement provides that the Adviser shall pay Hoisington a monthly management fee computed at the annual rate of .02% of the Fund's average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Adviser receives from the Fund under the Advisory Contract as long as and whenever the Fund has net assets of $20 million or more. The Adviser will retain the remainder of the advisory fee paid under the Advisory Contract. See "Proposal One -- Approval of an Amendment to the Advisory and Service Contract Between the Fund and Wasatch Advisors, Inc."

         The Board of Directors of the Company has adopted a resolution changing the name of the Fund to "Wasatch-Hoisington U.S. Treasury Fund" effective on the date the Sub-Advisory Agreement becomes effective, which is expected to be July 1, 1996.

         The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Sub-Advisory Agreement is terminable at any time, without penalty, by the Board of Directors or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser and Hoisington, by the Adviser on 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days' written notice to the Adviser. The Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company, or by a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

BOARD DELIBERATIONS

         The Sub-Advisory Agreement was approved by the Company's Board of Directors, subject to shareholder approval, at a meeting held May 17, 1996. Prior to approving the Sub-Advisory Agreement, the Board considered a variety of factors, including (a) the historical performance of the Fund and the types of portfolio securities purchased by the Fund to achieve its investment objectives; (b) the nature, quality and extent of the services proposed to be provided by the Adviser and Hoisington relative to those currently provided by the Adviser alone; (c) the organizational depth, reputation and experience of Hoisington in managing fixed income portfolios; (d) the financial condition of Hoisington; and (e) the performance of accounts advised by Hoisington that are similar in portfolio composition to the Fund. The Board also considered the reasonableness of the proposed fee allocation between the Adviser and Hoisington in light of the Adviser's reduced investment role but continued overall responsibility.

VOTE REQUIRED

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT. Adoption of the proposal requires a "supra-majority" vote. Unless otherwise instructed, the proxies will vote for the approval of the proposed Sub-Advisory Agreement.


                                 PROPOSAL THREE
                           APPROVAL OF A MODIFICATION
                      TO THE FUND'S INVESTMENT OBJECTIVES

         The Fund's Prospectus currently provides that the

                          "Income Fund's primary investment objective is to
                 receive current income at low risk by investing in fixed income securities. The secondary objective is capital appreciation."

         It is proposed that the Prospectus language be modified to provide:

                          "The primary investment objective of the Fund is to
                 provide a real rate of return over a market cycle by investing in U.S. Treasury Securities with an emphasis on both income and capital appreciation."

         If this change is approved the Fund will not emphasize current income, but instead will emphasize both income and capital appreciation. With the reduced emphasis on current income the Board of Directors of the Fund has adopted a resolution providing that following the payment of the monthly dividend for the month ended July 31, 1996, the Fund will pay dividends annually, rather than monthly.

         A description of the Fund, following the approval of items #1 through #4 of this Proxy Statement, is set forth in Exhibit C hereto.

VOTE REQUIRED

         The Board of Directors of the Company recommends that shareholders of the Fund vote to approve the proposed modification to the Fund's investment objectives. Adoption of the proposal requires a "supra-majority" vote. Unless otherwise instructed, the proxies will vote for the approval of the modified investment objectives.


                                 PROPOSAL FOUR

                            APPROVAL OF THE PROPOSAL
                               TO ALLOW THE FUND
                          TO LEND PORTFOLIO SECURITIES

         Currently the Fund has a fundamental policy which states that it may not "make loans to other persons." The Board of Directors of the Company has adopted a resolution to modify this restriction as follows:

                          "The Income Fund may not make loans to other persons,
                 except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Income Fund however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies, as in the opinion of the Income Fund manager, these investments do not constitute the making of loans.)"

         The lending of portfolio securities to broker-dealers, banks and certain other institutions may increase Fund income, but also may involve certain risks. For further information on securities lending, including limitations and measures to be taken to mitigate such risks, see the "Lending of Portfolio Securities" section of Exhibit C hereto.

VOTE REQUIRED

         The Board of Directors of the Company recommends that shareholders of the Fund vote to approve the proposal to allow securities lending. Adoption of the proposal requires a "supra-majority" vote. Unless otherwise instructed, the proxies will vote for the approval of the proposal to allow securities lending.


                                 OTHER MATTERS

         Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Fund.

     SUPPLEMENTAL INFORMATION ABOUT THE ADVISER, THE FUND AND THE COMPANY

         No officers or Directors of the Company have family relationships with other officers or Directors of the Company. The Adviser does not currently serve as investment adviser for any other investment companies that have an investment objective similar to that of the Fund. The name and principal occupation of the principal executive officer and each director of the Adviser are set forth below. The address of each person is 68 South Main Street, Suite 400, Salt Lake City, Utah 84101.

Name and Address          Principal Occupation
- ----------------------------------------------

Samuel S. Stewart, Jr.    Chairman of the Board of Directors and President of the Adviser;  President and Director of
                                                                                          Wasatch Funds, Inc. (the
                                                                                          "Company"); Director of
                                                                                          Research for the Adviser;
                                                                                          Professor of Finance at the
                                                                                          University of Utah.






Roy S. Jespersen                        Director, Vice President and Portfolio Manager of the Adviser; Director and Vice
                                                                        President of the Company.

Mark E. Bailey   Director, Vice President and Portfolio Manager of the Adviser.

Jeffrey S. Cardon         Director, Vice President and Security Analyst of the Adviser; Director and Vice President of
                          the Company.

Karolyn Barker   Director and Security Analyst of the Adviser.

Robert Gardiner  Director and Security Analyst of the Adviser.

James Milligan   Director and Marketing Director of the Adviser.


         Venice F. Edwards is Secretary/Treasurer of the Company and Compliance Officer of the Adviser.  No officer or
Director of the Company owns any voting securities of the Adviser except for Messrs. Stewart (25%), Jespersen (13%) and
Cardon (13%).


                 SUPPLEMENTAL INFORMATION ABOUT THE SUB-ADVISER

         Hoisington is a registered investment adviser that was incorporated in 1980. Hoisington is wholly-owned by Van Robert Hoisington and provides investment management services for individuals, pension and profit sharing plans, trusts and estates, charitable organizations and corporations and other business entities. As of December 31, 1995, Hoisington provided investment advice to 43 separately managed accounts and had approximately $2.8 billion of assets under management. Hoisington provides investment management for fixed income securities, including U.S. government securities.

         The address of Hoisington and each of its directors is 1250 Capital of Texas Highway South, Building 3, #600, Austin, Texas 78746. The names and principal occupations of the principal executive officer and each director of Hoisington are set forth below.



     Name        Principal Occupation
- -------------------------------------

Van Robert Hoisington     President and Director of Hoisington.

Ethel Jeanne Hoisington   Director of Hoisington.

David M. Hoisington       Director and Vice President of Hoisington.

Van Robert Hoisington, Jr.        Director and Vice President of Hoisington.
 .
Janice Teague Green       Senior Vice President of Hoisington.




                             SHAREHOLDER PROPOSALS

          Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Fund's offices, 68 South Main Street, Suite 400, Salt Lake City, Utah 84101-, no later than August 15, 1996.





                                             Samuel S. Stewart, Jr., President

Dated: May __________ , 1996

                              WASATCH INCOME FUND
                        a series of Wasatch Funds, Inc.
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Wasatch Income Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at a special meeting of shareholders to be held June 21, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:         FOR                 AGAINST           ABSTAIN                  approval of an amendment to
                              -------------           -----------           --------------
the  Advisory and Service Contract between the Fund and Wasatch Advisors, Inc. (the "Adviser") authorizing the Adviser to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to the Fund.

2.       To vote:         FOR            AGAINST              ABSTAIN                approval of a sub-advisory agreement
                              ----------         ----------           -----------
between the Adviser and Hoisington Investment Management Company ("Hoisington") pursuant to which Hoisington would direct the investment of the Fund's assets and be responsible for the formulation and implementation of a continuing program for the management of the Fund's assets.

3.       To vote:         FOR                AGAINST                     ABSTAIN                       approval of a
                              ------------           -----------------           --------------------
proposed modification to the investment objectives of the Fund.

4.       To vote:         FOR                AGAINST                     ABSTAIN                       approval of a
                              ------------           -----------------           --------------------
proposed modification to the Fund's fundamental investment restrictions to allow it to lend portfolio securities.


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS.  IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED,
THIS PROXY WILL BE VOTED "FOR" ALL ITEMS.  UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST
INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS
PROXY.  SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED.  PLEASE MAIL PROMPTLY TO SAVE THE FUND
FURTHER SOLICITATION EXPENSE.
                               Dated:_______________________________________________________________________________

                               _____________________________________________________________________________________

                               _____________________________________________________________________________________
                               IMPORTANT:  Please date and sign this proxy.
If the stock is held jointly, signature should
include both names. Executors, administrators,
trustees, guardians, and others signing in a
representative capacity should give their full
title as such.


